Exhibit 3.2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: August 9, 2013 08:54 AM Pacific Time

  Incorporation Number:            C0977395

Recognition Date and Time: Continued into British Columbia on August 9, 2013 08:54 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
25TH FLOOR	25TH FLOOR
700 WEST GEORGIA STREET	700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3	VANCOUVER BC V7Y 1B3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
25TH FLOOR	25TH FLOOR
700 WEST GEORGIA STREET	700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3	VANCOUVER BC V7Y 1B3
CANADA	CANADA

C0977395 Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Power, Robert N.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Morfit, G. Mason

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Farmer, Ronald H.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
2150 SAINT ELZEAR BLVD. WEST	2150 SAINT ELZEAR BLVD. WEST
LAVAL QC H7L 4A8	LAVAL QC H7L 4A8
CANADA	CANADA

Last Name, First Name, Middle Name:
Provencio, Norma A.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Segal, Lloyd M.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
2150 SAINT ELZEAR BLVD. WEST	2150 SAINT ELZEAR BLVD. WEST
LAVAL QC H7L 4A8	LAVAL QC H7L 4A8
CANADA	CANADA

C0977395 Page: 2 of 4

Last Name, First Name, Middle Name: Pearson, J. Michael

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name: Ingram, Robert A.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Melas-Kyriazi, Theo

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name: Hassan, Fred

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name: Schiller, Howard B.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
700 ROUTE 202-206 NORTH	700 ROUTE 202-206 NORTH
BRIDGEWATER NJ 08807	BRIDGEWATER NJ 08807
UNITED STATES	UNITED STATES

C0977395 Page: 3 of 4

Last Name, First Name, Middle Name:
Stevenson, Katharine B.

Mailing Address:	Delivery Address:
VALEANT	VALEANT
ATTENTION: LEGAL	ATTENTION: LEGAL
2150 SAINT ELZEAR BLVD. WEST	2150 SAINT ELZEAR BLVD. WEST
LAVAL QC H7L 4A8	LAVAL QC H7L 4A8
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

With Special Rights or
Restrictions attached

C0977395 Page: 4 of 4